Exhibit 99.1
MOR-1
Constar U.S. Operations
Condensed Statement of Cash Flows
(In thousands)
(Unaudited)

January 11, 2011
(Petition Date)
to January 31,
2011
Cash flows from operating activities:
Net loss	$(35,753)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,773
Write-off deferred financing fees	2,412
Debt accretion	28,664
Changes in assets and liabilities, net	10,177

Net cash provided by operating activities	7,273

Cash flows from investing activities:
Purchases of property, plant and equipment	(451)
Restricted cash to collateralize letter of credit	(2,329)

Net cash used in investing activities	(2,780)

Cash flows from financing activities:
Net change in debtor-in-possession financing	38,000
Repayment of short-term debt	(30,444)

Cash flows provided by financing activities	7,556

Effect of exchange rate changes on cash and cash equivalents	—

Net change in cash and cash equivalents	12,049
Cash and cash equivalents at the beginning of period	2,318

Cash and cash equivalents at the end of period	$14,367

MOR-1
Constar U.K. Operations
Condensed Statement of Cash Flows
(In thousands)
(Unaudited)

January 11, 2011
(Petition Date)
to January 31,
2011
Cash flows from operating activities:
Net income	$171
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	128
Changes in assets and liabilities, net	(3,082)

Net cash provided by operating activities	(2,783)

Cash flows from investing activities:
Purchases of property, plant and equipment	—

Net cash used in investing activities	—

Cash flows from financing activities:
Change in intercompany loans	2,651

Cash flows provided by financing activities	2,651

Effect of exchange rate changes on cash and cash equivalents	27

Net change in cash and cash equivalents	(105)
Cash and cash equivalents at the beginning of period	1,101

Cash and cash equivalents at the end of period	$996

MOR-1a
Bank Reconciliations
Status of Bank Reconciliations
The undersigned verifies that, to the best of his knowledge, all of the Debtors’ January 31, 2011, bank balances have been reconciled in an accurate and timely manner.

By:	/s/ J. Mark Borseth

Name:	J. Mark Borseth
Title:	Executive Vice President and Chief Financial Officer

MOR 1-b
Schedule of Professional Fees Paid

	Period	Amount		Check		Amount Paid		Year-to-Date
Payee	Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

N/A	January 11, 2011 - January 31, 2011	N/A	N/A	N/A	N/A	$—	$—	$—	$—
No payments made to retained professionals during the period

MOR-2
Constar U.S. Operations
Condensed Combined Statement of Operations
(In thousands)
(Unaudited)

January 11, 2011
(Petition Date)
to January 31,
2011
Net sales	$20,074
Cost of products sold, excluding depreciation	18,619
Depreciation and amortization	1,690

Gross profit	(235)

Selling and administrative expenses	942
Research and technology expenses	304
Provision for restructuring	116
Gain on disposal of assets	—

Total operating expenses	1,362

Operating income (loss)	(1,597)

Interest expense	(3,689)
Interest income — intercompany	188
Reorganization items, net	(30,547)
Other expense, net	(111)

Income before income taxes	(35,756)
(Provision for) income taxes	3

Net income (loss)	$(35,753)

Combined statements include Constar International Inc., Constar, Inc., Constar Foreign Holdings, Inc., BFF, Inc., and DT, Inc.

MOR-2
Constar International U.K. Limited
Condensed Statement of Operations
(In thousands)
(Unaudited)

January 11, 2011
(Petition Date)
to January 31,
2011
Net sales	$5,566
Cost of products sold, excluding depreciation	5,540
Depreciation and amortization	128

Gross profit	(102)

Selling and administrative expenses	122

Total operating expenses	122

Operating income (loss)	(224)

Interest expense — intercompany	(164)
Other (income) expense, net	558

Income before income taxes	171
(Provision for) income taxes	—

Net income (loss)	$171

Exchange rate for the period	1.5462

MOR-3
Constar U.S. Operations
Condensed Combined Balance Sheets
(In thousands)
(Unaudited)

		January 11,
	January 31,	2011
	2011	(Petition Date)
ASSETS
Current Assets:
Cash and cash equivalents	$14,367	$2,318
Restricted cash	2,329	—
Accounts receivable, net	19,237	17,520
Intercompany receivables	30,814	31,374
Inventories, net	26,262	22,380
Prepaid expenses and other current assets	5,962	8,211
Assets held for sale	1,974	—
Deferred tax assets	2,717	2,757

Total current assets	103,662	84,560

Property, plant and equipment, net	84,447	85,686
Goodwill	49,682	49,682
Intangible assets, net	21,863	21,946
Other non-current assets	3,187	4,934

Total assets	$262,841	$246,808

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Short-term debt	$38,000	$30,444
Accounts payable and accrued expenses	33,008	37,726

Total current liabilities	71,008	68,170

Long-term debt	—	191,336
Liabilities subject to compromise	241,742	—
Pension and post-retirement liabilities	32,732	33,380
Deferred income taxes	7,991	8,033
Other non-current liabilities	6,373	6,340

Total liabilities	359,846	307,259

Stockholders’ deficit	(97,005)	(60,451)

Total liabilities and stockholders’ deficit	$262,841	$246,808

Combined statements include Constar International Inc., Constar, Inc., Constar Foreign Holdings, Inc., BFF, Inc., and DT, Inc.

MOR-3
Constar International U.K. Limited
Condensed Balance Sheet
(In thousands)
(Unaudited)

		January 11,
	January 31,	2011
	2011	(Petition Date)
ASSETS
Current Assets:
Cash and cash equivalents	$996	$1,101
Accounts receivable, net	9,116	9,773
Inventories, net	7,316	6,831
Prepaid expenses and other current assets	3,564	1,822

Total current assets	20,992	19,527

Property, plant and equipment, net	9,477	9,379
Other non-current assets	332	328

Total assets	$30,801	$29,234

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable and accrued expenses	5,109	8,397

Total current liabilities	5,109	8,397

Pension liabilities	2,407	2,306
Intercompany loans	40,603	37,031
Other liabilities	187	200
Liabilities subject to compromise	1,424	—

Total liabilities	49,730	47,934

Stockholders’ deficit	(18,929)	(18,700)

Total liabilities and stockholders’ deficit	$30,801	$29,234

Exchange rate	1.5611	1.5611

MOR-4
Status of Post-Petition Taxes
The undersigned verifies that, to the best of his knowledge, all undisputed post-petition tax obligations, including but limited to payroll, income, franchise, and other taxes, have been paid by the Debtors to the proper taxing authorities when due.

By:	/s/ J. Mark Borseth
Name:	J. Mark Borseth
Title:	Executive Vice President and Chief Financial Officer

MOR-5
Accounts Receivable Reconciliation and Aging
U.S. Operations

Amount
Accounts Receivable Reconciliation:
Accounts receivable — beginning	$17,353
Plus: Amounts billed during the period	21,200
Less: Amounts collected during the period	(19,873)

Accounts receivable — ending	$18,680

Accounts Receivable Aging:
0-30 days old	$15,719
31-60 days old	2,075
61-90 days old	539
91+ days old	347

Total accounts receivable	18,680
Amount considered uncollectible (bad debt)	(337)

Accounts receivable, net	$18,343

MOR-5
Accounts Receivable Reconciliation and Aging
U.K. Operations

Accounts Receivable Reconciliation:
Accounts receivable — beginning	$8,705
Plus: Amounts billed during the period	6,221
Less: Amounts collected during the period	(6,786)

Accounts receivable — ending	$8,140

Accounts Receivable Aging:
0-30 days old	$7,776
31-60 days old	450
61-90 days old	(19)
91+ days old	(67)

Total accounts receivable	8,140
Amount considered uncollectible (bad debt)	(62)

Accounts receivable, net	$8,077

MOR-5
Debtor Questionnaire

		Yes	No

1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide and explanation.		X

2	Have any funds been disbursed from any account other than a debtor in possession account? If yes, provide an explanation below.		X

3	Have all postpetition tax returns been timely filed? If no, provide an explanation.	X

4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened accounts(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X